EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of FAST Acquisition Corp. (the “Company”) on Form 10-Q for the quarter ended September 30, 2020, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Doug Jacob, Co-Chief Executive Officer of the Company, and Sandy Beall, co-Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to our knowledge:

(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 10, 2020

/s/ Doug Jacob
Name:	Doug Jacob
Title:	Co-Chief Executive Officer
(Co-Principal Executive Officer)

/s/ Sandy Beall
Name:	Sandy Beall
Title:	Co-Chief Executive Officer (Co-Principal Executive Officer)